GOF SA3 01/21

SUPPLEMENT DATED JANUARY 26, 2021

TO THE STATEMENTS OF ADDITIONAL INFORMATION

Dated October 1, 2020

OF

Franklin K2 alternative strategies Fund
Franklin K2 LONG SHORT CREDIT Fund

(each a series of Franklin Alternative Strategies Funds)

The Statements of Additional Information (SAI) are amended as follows.

I. For the Franklin K2 Alternative Strategies Fund, the following information replaces in its entirety the information appearing under the caption “Exclusion of investment manager from commodity pool operator definition” under the heading “Derivative instruments” in the “Goal, Strategies and Risks” section of the Statement of Additional Information:

Regulation under the Commodity Exchange Act.     K2 Advisors is registered as a “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and is subject to CFTC regulation with respect to the Fund. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Fund as a result of the investment manager’s registration as a commodity pool operator. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the investment manager’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the investment manager as the Fund’s CPO, the investment manager’s compliance with SEC disclosure and shareholder reporting will be deemed to fulfill the investment manager’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses. K2 Advisors is also registered as a “commodity trading advisor” (CTA), but relies on an exemption with respect to the Fund from CTA regulations available for a CTA that also serves as the Fund’s CPO. The CFTC has neither reviewed nor approved the Fund, its investment strategies, its prospectus or this SAI.

II. For the Franklin K2 Alternative Strategies Fund, the following information replaces in its entirety the information appearing under the caption “Fund Records” in the “Management and Other Services” section of the Statement of Additional Information:

Fund Records The accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and CFTC Regulation 4.23 are kept by the Fund at One Franklin Parkway, San Mateo, CA 94403-1906, its administrator, FT Services, at One Franklin Parkway, San Mateo, CA 94403-1906, its sub-administrator and custodian, Bank of New York Mellon, Mutual Funds Division, at 240 Greenwich Street, New York, NY 10286, or its shareholder service agent, Investor Services, at 3344 Quality Drive, Rancho Cordova, CA 95670-7313.

III.  Effective Dec. 4, 2020 for both Franklin K2 Alternative Strategies Fund and Franklin K2 Long Short Credit Fund, the “Officers and Trustees – Interested Board Members and Officers” table has been revised to remove references to Madison S. Gulley and add the following:

Brooks Ritchey (1959) 300 Atlantic Street, Stamford, CT 06901	President and Chief Executive Officer – Investment Management	Since December 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Managing Director and Co-Head of the Investment Research & Management, K2 Advisors; and officer of one of the investment companies in Franklin Templeton.

Please keep this supplement for future reference.

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